UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 10, 2009
                                                          ---------------

                          NEW ENGLAND BANCSHARES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

           Maryland                     0-51589                04-3693643
           --------                     -------                ----------
(State or other Jurisdiction of       (Commission             (IRS Employer
 incorporation or organization)        File Number)         Identification No.)

                 855 Enfield Street, Enfield, Connecticut 06082
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (860) 253-5200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.
                  ---------------------------------------------

                  On August 10, 2009, New England Bancshares, Inc., the holding company for New England Bank, announced the declaration of a cash dividend. The press release announcing the declaration of the cash dividend is included as
Exhibit 99.1. The information in the preceding Item, as well as Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.



Item 9.01         Financial Statements and Exhibits.
                  ---------------------------------

       (a)        Financial Statements of Businesses Acquired: Not applicable

       (b)        Pro Forma Financial Information:  Not applicable

       (c)        Exhibits

                  Number            Description
                  ------            -----------

                  99.1              Press Release Dated August 10, 2009


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: August 10, 2009                  By:   /s/ Scott D. Nogles
                                              ----------------------------------
                                              Scott D. Nogles
                                              Executive Vice President and Chief
                                              Financial Officer



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